GOING CONCERN	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

Note 2      GOING CONCERN

The Company had net loss of $9.6 million for the year ended December 31, 2021, which raise substantial doubt as to the Company’s ability to continue as a going concern. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, would enable to meet presently anticipated cash needs for at least the next 12 months after the date that the financial statements are issued and it has prepared the consolidated financial statements on a going concern basis.

a)	The Company started its business operation in 2018 and is continuing to focus on its business development and ultimately to attain profitable operations. XFC, the Company’s VIE in Taiwan, continuously receives orders from its customers. The Company expects XFC to generate $5 million of revenue in the coming twelve months. Moreover, NTB, the Company’s Taiwan branch, will keep engaged in the fish brokerage business, which is expected to generate $5 million of revenue in the coming twelve months.

b)	The Company obtained a financial support letter from Mr. Yin-Chieh Cheng, the chief executive officer, also the Chairman of the Board and a principal shareholder of the Company.

However, the Company continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing the Company’s business development activities, suspending the pursuit of its business plan, controlling overhead expenses and seeking to further dispose of non-core assets. Management cannot provide any assurance that the Company will raise additional capital if needed.